Exhibit 21.1

SYSCO CORPORATION DIRECT AND INDIRECT SUBSIDIARIES AND DBA's
(excludes certain direct and indirect subsidiaries that in the aggregate would not constitute a significant subsidiary)

Subsidiary Name	DBA Name	Jurisdiction
2234829 Alberta ULC		Canada (Alberta)
2234842 Alberta ULC		Canada (Alberta)
AFS Acquisition, LLC		Delaware
Almacén Fiscal Frionet Caldera, S.A.		Costa Rica
Almacén Fiscal Frionet Limón, S.A.		Costa Rica
Bahamas Food Holdings Limited		Bahamas
Bahamas Food Services Limited		Bahamas
Bellissimo Distribution, LLC		Delaware
	Greco and Sons	Illinois
	Greco and Sons	Missouri
	Greco Los Angeles	California (Los Angeles)
	Greco NorCal	California (San Joaquin)
	Greco San Diego	California (San Diego)
	Greco and Sons of Arizona	(New Mexico)
	Greco and Sons of Colorado	Colorado
	Greco and Sons of Los Angeles	California (Los Angeles)
	Greco and Sons of Los Angeles	California (San Joaquin)
	Greco and Sons Los Angeles	California (Los Angeles)
	Greco and Sons Los Angeles	California (San Joaquin)
	Greco and Sons Florida	Florida
	Greco and Sons of Nevada	Nevada (Clark)
	Greco and Sons of Southern California	California (San Diego)
	Greco and Sons of Wisconsin	Wisconsin
	Pennsylvania Macaroni	Pennsylvania
	Sidari Italian Foods	Ohio
	Tocco Food Company	Illinois
	Tocco Food Company	Missouri
	Tocco Foods	Illinois
	Tocco Foods	Missouri
	Tocco Frozen Foods	Illinois
	Tocco Frozen Foods	Missouri
Bellissimo Foods Company, LLC		Texas
Bellissimo Group, LLC		Delaware
Bellissimo Holdings, LLC		Delaware
Bix Produce Company, LLC		Delaware
	FreshPoint Chicago	Illinois
	FreshPoint Chicago	Indiana
	FreshPoint Chicago	Michigan
	FreshPoint Chicago	Wisconsin
	RFD	Illinois

	RFD	Michigan
	RFD	Wisconsin
Brake Bros. Foodservice Limited		United Kingdom
Brakes Pension Trustee Limited		United Kingdom
Buckhead Meat & Seafood Mid-Atlantic.		Delaware
	Buckhead Mid-Atlantic	District of Columbia
	Buckhead Mid-Atlantic	New Jersey
	Buckhead Mid-Atlantic	Maryland
	Buckhead Mid-Atlantic	Pennsylvania
	Buckhead Mid-Atlantic	Virginia
Buckhead Meat & Seafood of Houston, Inc.		Texas
	Buckhead Houston	Louisiana
	Buckhead Houston	Texas
	Buckhead Meat and Seafood - Houston	Louisiana
	Buckhead Meats Houston	Louisiana
	Louisiana Seafood	Louisiana
Buckhead Meat Company		Delaware
	Buckhead Atlanta	Georgia (Fulton)
	Buckhead Boston	Rhode Island
	Buckhead Boston	Massachusetts
	Buckhead Central Florida	Florida
	Buckhead Meat New England	Rhode Island
	Buckhead Meat Northeast	New York
	Buckhead Meat Northeast	Connecticut
	Buckhead Meat Northeast	Pennsylvania
	Buckhead Meat Northeast	Rhode Island
	Buckhead Meat of Atlanta	Georgia
	Buckhead Meat of New England	New York
	Buckhead Meat of North Carolina	North Carolina
	Buckhead Meat of North Carolina	North Carolina
	Buckhead Meat Rhode Island	Rhode Island
	Buckhead New Jersey	New Jersey
	Buckhead New York	New York
	Buckhead Orlando	Florida
	Trinity Seafood	Connecticut
	Trinity Seafood	New York
	Trinity Seafood	Pennsylvania
Buckhead Meat Midwest, Inc.		Delaware
	Buckhead Chicago	Illinois
	Buckhead Ohio	Ohio
	Buckhead Meat & Seafood of Chicago	Illinois
	Buckhead Meat & Seafood of Ohio	Ohio
	Imperial Seafood & Shellfish Co.	Ohio
Buckhead Meat of Dallas, Inc.	Buckhead Dallas	Texas
Buckhead Meat of Denver, Inc.		Delaware
	Buckhead Denver	Colorado

Buckhead Meat of San Antonio, Inc.	Buckhead San Antonio	Texas
Buckhead South Florida, LLC	Buckhead South Florida	Florida
	Incredible Fish	Florida
	North Star Seafood of South Florida	Florida
Campbell's Prime Meat Holding Company Limited		United Kingdom
Campbell’s Prime Meat Limited		United Kingdom
Campbells Solar Farm Ltd		United Kingdom
Campbells & Co Smokehouse Ltd		United Kingdom
Capo Investments, LLC		Delaware
Coastal Acquisition Corporation		Delaware
Coastal Group Intermediate Holdings, LLC		Delaware
Coastal Sunbelt Produce, LLC		Maryland
	FreshPoint Mid-Atlantic	Connecticut
	FreshPoint Mid-Atlantic	Delaware
	FreshPoint Mid-Atlantic	Georgia
	FreshPoint Mid-Atlantic	Maryland
	FreshPoint Mid-Atlantic	Massachusetts
	FreshPoint Mid-Atlantic	Michigan
	FreshPoint Mid-Atlantic	New York
	FreshPoint Mid-Atlantic	North Carolina
	FreshPoint Mid-Atlantic	Ohio
	FreshPoint Mid-Atlantic	Virginia
	FreshPoint Mid-Atlantic	Pennsylvania
	FreshPoint Mid-Atlantic	South Carolina
	FreshPoint Mid-Atlantic	New Jersey
	FreshPoint Mid-Atlantic	Tennessee
	FreshPoint Mid-Atlantic	Vermont
	FreshPoint Mid-Atlantic	West Virginia
Coastal Sunbelt, LLC		Delaware
Cold Chain Logistics, LLC		Delaware
Concord Foods, Inc.		California
Corporacion Frionet Sociedad Anonima		Costa Rica
Cucina Acquisitions (UK) Limited		United Kingdom
Cucina Finance (UK) Limited		United Kingdom
Cucina Lux Investments Limited		United Kingdom
Dust Bowl City, LLC		Texas
East Coast Fresh, LLC		Maryland
Edward Don & Company Acquisition Holdings, LLC		Delaware
Edward Don & Company Holdings, LLC		Delaware
Edward Don & Company Intermediate, LLC		Delaware
Edward Don & Company, LLC		Delaware
Edward Don International Sales Corporation		Illinois
Eko Fågel Fisk och mittemellan AB		Sweden
Enclave Insurance Company		Texas
Enclave Parkway Association, Inc.		Texas
Enclave Properties, LLC		Delaware

European Imports, Inc.		Delaware
Fairfax Meadow Europe Limited		United Kingdom
Fairfax Meadow Limited		United Kingdom
Fresh Direct (UK) Limited		United Kingdom
Fresh Direct Limited		United Kingdom
FreshPoint Arizona, Inc.		Delaware
	FreshPoint - Phoenix	Arizona
FreshPoint Atlanta, Inc.		Georgia
	Mitt Parker	Georgia
FreshPoint California, Inc.		Delaware
FreshPoint Central California, Inc.		Delaware
FreshPoint Central Florida, Inc.	FreshPoint Jacksonville	Florida
FreshPoint Connecticut, LLC		Delaware
	FreshPoint - Hartford	Massachusetts
	FreshPoint – Hartford	New York
	The Fowler & Huntting Company	Massachusetts
FreshPoint Dallas, Inc.		Delaware
FreshPoint Denver, Inc.		Colorado
FreshPoint Hawaii, LLC		Delaware
	FreshPoint Maui	Hawaii
	FreshPoint Oahu	Hawaii
FreshPoint North Carolina, Inc.		Tennessee
	FreshPoint Charlotte	North Carolina
	FreshPoint Raleigh	North Carolina
FreshPoint Oklahoma City, LLC		Delaware
FreshPoint Pompano Real Estate, LLC		Delaware
FreshPoint Puerto Rico, LLC		Puerto Rico
FreshPoint San Francisco, Inc.		California
FreshPoint South Florida, Inc.		Florida
FreshPoint South Texas, Inc.		Delaware
	City Produce	Texas
	FreshPoint - Harlingen	Texas
	FreshPoint - San Antonio	Texas
FreshPoint Southern California, Inc.		California
FreshPoint Tomato, LLC		Delaware
	FreshPoint Value Added	Tennessee
	Nashville Tomato	Tennessee
FreshPoint Vancouver, Ltd.		Canada
	Four Seasons Produce	Canada (Alberta)
	Four Seasons Produce	Canada (British Columbia)
	FreshPoint Toronto	Canada (New Brunswick)
	FreshPoint Toronto	Canada (Nova Scotia)
	FreshPoint - Nanaimo	Canada (Alberta)

	FreshPoint - Vancouver	Canada (Alberta)
	FreshPoint Vancouver	Canada (British Columbia)
	FreshPoint Foodservice	Canada (British Columbia)
	FreshPoint Freshcuts	Canada (Alberta)
	FreshPoint Freshcuts	Canada (British Columbia)
	FreshPoint Freshcuts	Canada (Manitoba)
	FreshPoint Freshcuts	Canada (Saskatchewan)
	Services Alimentaires FreshPoint Vancouver	Canada (Quebec)
	Services FreshPoint Toronto	Canada (Quebec)
FreshPoint, Inc.		Delaware
Fruktservice i Helsingborg AB		Sweden
G&G Wis Investments, LLC		Delaware
GHS Classic Drinks Limited		Ireland
Gilchrist & Soames, Inc.		Delaware
Ginsberg’s Institutional Foods LLC		Delaware
Group Purchasing Alliance Partner, LLC		Texas
G’s Best Realty, LLC		Delaware
Guest Packaging, LLC		Delaware
Guest Supply Asia, Limited		Hong Kong
Guest Supply Singapore Pte. Ltd.		Singapore
iFreight Group, LLC		Delaware
IMCO LLC		Illinois
Jubilee Legacy Holdings, Inc		New York
Kent Frozen Foods		United Kingdom
Lancaster Foods, LLC		Delaware
	FreshPoint Mid-Atlantic	District of Columbia
	FreshPoint Mid-Atlantic	Florida
	FreshPoint Mid-Atlantic	Illinois
	FreshPoint Mid-Atlantic	Indiana
	FreshPoint Mid-Atlantic	Maine
	FreshPoint Mid-Atlantic	New Hampshire
	FreshPoint Mid-Atlantic	New Mexico
	FreshPoint Mid-Atlantic	Rhode Island
Les Ateliers Du Gout		France
Liquid Assets Limited		Bahamas
Manchester Mills, LLC		Delaware
Mayca Autoservicio, Sociedad Anonima		Costa Rica
Mayca Distribuidores, Sociedad Anonima		Costa Rica
Medina Quay Meats, Limited		United Kingdom
Menigo Foodservice AB		Sweden
MFE Edward Don, LLC		Delaware

Mitshim Etatu Supply LP		Canada
Sysco Holdings Corporation (f/k/a New Slider Holdco, Inc.)		Delaware
Newport Meat Northern California, Inc.	Newport Northern California	California
Newport Meat of Nevada, Inc.		Delaware
	Newport Las Vegas	Nevada (Clark)
Newport Meat Pacific Northwest, Inc.		Delaware
Newport Meat Southern California, Inc.		Delaware
	Newport Southern California	California (Orange)
Palisades Ranch, Inc.		California
	Newport Palisades	California (Los Angeles)
Paragon Wholesale Foods Corp	FreshPoint Pittsburgh	Pennsylvania
Produce Center Development, Ltd		Hawaii
Ready Chef Limited		Ireland
Restaurangakdemien AB		Sweden
Servicestyckarna I Johanneshov AB		Sweden
Shenzhen Guest Supply Trading Co., Limited		China
Slider Merger Sub 1, Inc		Delaware
Slider Merger Sub 2, Inc		Delaware
Slider Merger Sub 3, LLC		Delaware
SMS Global Holdings S.à r.l.		Luxembourg
SMS GPC International Limited		Hong Kong
SMS GPC International Resources Limited		Hong Kong
SMS International Resources Ireland Unlimited Company		Ireland
Societe Civile Immobiliere (SCI) Bianchi Montegut		France
Societe Civile Immobiliere (SCI) De Boiseau		France
Societe Civile Immobiliere (SCI) De Garcelles		France
Societe Civile Immobiliere (SCI) J.D. Lanjouan		France
Societe Civile Immobiliere (SCI) Le Dauphin		France
SOTF, LLC		Delaware
Stockholms Fiskauktion AB		Sweden
Sysco Albany, LLC		Delaware
Sysco Asian Foods, Inc.		Delaware
	Asian Foods	Illinois
	Asian Foods	Iowa
	Asian Foods	Minnesota
	Asian Foods	North Dakota
	Asian Foods	South Dakota
	Asian Foods	Wisconsin
Sysco Atlanta, LLC		Delaware
Sysco Autoservicio, S.A.		Panama
Sysco Baltimore, LLC		Delaware
Sysco Baraboo, LLC		Delaware
Sysco Belgium		Belgium

Sysco Bermuda Partners Ltd		Bermuda
Sysco Boston, LLC		Delaware
Sysco Canada Financial Services LP		Delaware
Sysco Canada Holdings S.à r.l.		Luxembourg
Sysco Canada, Inc.		Canada
	Allard Fruits Et Légumes	Canada (Quebec)
	Allard Fruits and Vegetables	Canada (Quebec)
	Buckhead Edmonton	Canada (Alberta)
	Buckhead Toronto	Canada (Ontario)
	Buckhead Vancouver	Canada (British Columbia)
	Bedell’s Foodservice	Canada (Ontario)
	Bedell's Foodservice	Canada (Quebec)
	Centre De Redistribution Sysco De Calgary	Canada (Quebec)
	Connexion Sysco	Canada (Quebec)
	Derma Meat Co.	Canada (Ontario)
	Distagro	Canada (New Brunswick)
	Distagro	Canada (Nova Scotia)
	Distragro (TMA)	Canada (Quebec)
	Dytran Transport	Canada (Quebec)
	En Gros Pierre	Canada (Quebec)
	En Gros Pierre Poissons Et Fruits De Mer	Canada (Quebec)
	En Gros Pierre Fish & Seafood	Canada (Quebec)
	Fin's Seafood Distributors	Canada (Alberta)
	Frank & Dino	Canada (Ontario)
	Frank Et Dino Aliments	Canada (Quebec)
	Grand Vallée	Canada (Quebec)
	Honeyman's Beef Purveyors	Canada (Ontario)
	Importation Alimentaire Mega	Canada (Quebec)
	J.J. Derma Meats	Canada (Ontario)
	Lapointe Fish	Canada (Quebec)
	Poisson Lapoint	Canada (Quebec)
	Martha's Garden	Canada (Ontario)
	Pronamic Distribution	Canada (Saskatchewan)
	Pronamic Distribution	Canada (Prince Edward Island)
	Pronamic Distribution	Canada (Manitoba)
	Service Alimentaire Bedell	Canada (Quebec)
	Services Alimentaires Sysco D'Edmonton	Canada (Quebec)
	Services Alimentaires Sysco De Regina	Canada (Quebec)
	Services Alimentaires Sysco De Vancouver	Canada (Quebec)
	Services Alimentaires Sysco Du Canada	Canada (Quebec)
	Services Alimentaires Sysco Du Canada Atlantique	Canada (Quebec)
	Sysco BC Driving School	Canada (Ontario)
	Sysco BC Driving School	Canada (British Columbia)
	Sysco Calgary	Canada (Quebec)
	Sysco Calgary	Canada (Ontario)

Sysco Calgary	Canada (British Columbia)
Sysco Calgary	Canada (Alberta)
Sysco Calgary CRD	Canada (Alberta)
Sysco Calgary Redistribution Centre	Canada (Alberta)
Sysco Calgary Redistribution Centre	Canada (Quebec)
Sysco Calgary RDC	Canada (Alberta)
Sysco Calgary RDC	Canada (Quebec)
Sysco Canada	Canada (Saskatchewan)
Sysco Canada	Canada (Manitoba)
Sysco Canada	Canada (New Brunswick)
Sysco Canada	Canada (British Columbia)
Sysco Canada	Canada (Ontario)
Sysco Canada	Canada (Quebec)
Sysco Canada	Canada (Alberta)
Sysco Canada	Canada (Nova Scotia)
Sysco Canada	Canada (Prince Edward Island)
Sysco Canada	Canada (Yukon)
Sysco Canada	Canada (Nunavut)
SYSCO CANADA (MC), BEING MARQUE DE COMMERCE "TRADEMARK"	Canada (Quebec)
SYSCO CANADA	Canada (Northwest Territories)
Sysco Central Ontario	Canada (Quebec)
Sysco Central Ontario	Canada (Ontario)
Sysco Connect	Canada (Manitoba)
Sysco Connect	Canada (Alberta)
Sysco Connect	Canada (New Brunswick)
Sysco Connect	Canada (British Columbia)
Sysco Connect	Canada (Quebec)
Sysco Connect	Canada (Ontario)
Sysco Connect	Canada (Price Edward Island)
Sysco Connect	Canada (Nova Scotia)
Sysco Du Centre De L'Ontario	Canada (Quebec)
Sysco Du Sud-Ouest De L'Ontario	Canada (Quebec)
Sysco Edmonton	Canada (Yukon)
Sysco Edmonton	Canada (Alberta)
Sysco Edmonton	Canada (Northwest Territories)
Sysco Edmonton	Canada (British Columbia)
Sysco Edmonton	Canada (Ontario)
Sysco Edmonton	Canada (Quebec)
Sysco Fine Meats of Toronto	Canada (Ontario)
Sysco Fine Meats of Vancouver	Canada (Ontario)
Sysco Fine Meats of Vancouver	Canada (British Columbia)
Sysco Food Services of Atlantic Canada	Canada (Prince Edward Island)
Sysco Food Services of Atlantic Canada	Canada (New Brunswick)
Sysco Food Services of Atlantic Canada	Canada (Nova Scotia)
Sysco Food Services of Atlantic Canada	Canada (Quebec)
Sysco Food Services of Canada	Canada (Manitoba)

Sysco Food Services of Canada	Canada (Saskatchewan)
Sysco Food Services of Canada	Canada (New Brunswick)
Sysco Food Services of Canada	Canada (Yukon)
Sysco Food Services of Canada	Canada (Quebec)
Sysco Food Services of Canada	Canada (Nova Scotia)
Sysco Food Services of Canada	Canada (Ontario)
Sysco Food Services of Canada	Canada (Prince Edward Island)
Sysco Food Services of Edmonton	Canada (Quebec)
Sysco Food Services of Northwest Territories	Canada (Saskatchewan)
Sysco Food Services of Regina	Canada (Saskatchewan)
Sysco Food Services of Regina	Canada (Quebec)
Sysco Food Services of Vancouver	Canada (Quebec)
Sysco Food Services of Vancouver	Canada (British Columbia)
Sysco Four Seasons	Canada (British Columbia)
Sysco Four Seasons Produce	Canada (Ontario)
Sysco Freshcut Produce Toronto	Canada (Ontario)
Sysco Freshcut Produce Vancouver	Canada (British Columbia)
Sysco Freshcut Produce Vancouver	Canada (Ontario)
Sysco Grand Montréal	Canada (Quebec)
Sysco Halifax	Canada (New Brunswick)
Sysco Halifax	Canada (Quebec)
Sysco Halifax	Canada (Nova Scotia)
Sysco HRI Supply	Canada (British Columbia)
Sysco Kelowna	Canada (Quebec)
Sysco Kelowna	Canada (British Columbia)
Sysco Lakeside	Canada (Quebec)
Sysco Milton	Canada (Quebec)
Sysco Milton	Canada (Ontario)
Sysco Moncton	Canada (New Brunswick)
Sysco Moncton	Canada (Quebec)
Sysco Montréal	Canada (Quebec)
Sysco NASYS	Canada (New Brunswick)
Sysco Northwest Territories	Canada (Northwest Territories)
Sysco Ottawa	Canada (Ontario)
Sysco Québec	Canada (Quebec)
Sysco Regina	Canada (Saskatchewan)
Sysco Regina	Canada (Quebec)
Sysco Southwestern Ontario	Canada (Quebec)
Sysco Southwestern Ontario	Canada (Ontario)
Sysco St. Johns	Canada (Quebec)
Sysco Sturgeon Falls	Canada (Ontario)
Sysco Tannis	Canada (Ontario)
Sysco Thunder Bay	Canada (Quebec)
Sysco Thunder Bay	Canada (Ontario)
Sysco Toronto	Canada (Ontario)
Sysco Toronto	Canada (Quebec)
Sysco Vancouver	Canada (British Columbia)

	Sysco Vancouver	Canada (Ontario)
	Sysco Vancouver	Canada (Quebec)
	Sysco Ventra	Canada (Manitoba)
	Sysco Ventra	Canada (British Columbia)
	Sysco Ventra	Canada (Alberta)
	Sysco Victoria	Canada (Quebec)
	Sysco Victoria	Canada (British Columbia)
	Sysco Winnipeg	Canada (Quebec)
	Sysco Winnipeg	Canada (Ontario)
	Sysco Winnipeg	Canada (Manitoba)
	Transport Dytran	Canada (Quebec)
	Trimpac Meat Distributors	Canada (British Columbia)
	Trimpac Sysco	Canada (Ontario)
Sysco Central Alabama, LLC		Delaware
Sysco Central California, Inc.		California
Sysco Central Florida, Inc.		Delaware
Sysco Central Illinois, Inc.		Delaware
	Waugh Foods	Indiana
Sysco Central Pennsylvania, LLC		Delaware
Sysco Charlotte, LLC		Delaware
Sysco Chicago, Inc.		Delaware
Sysco Cincinnati, LLC		Delaware
Sysco Cleveland, Inc.		Delaware
Sysco Columbia, LLC		Delaware
Sysco Connecticut, LLC		Delaware
Sysco Corporation		Delaware
Sysco Corporation Good Government Committee, Inc.		Delaware
Sysco Detroit, LLC		Delaware
Sysco Disaster Relief Foundation, Inc.		Texas
Sysco East Coast Holdings, LLC		Delaware
Sysco Eastern Maryland, LLC		Delaware
Sysco Eastern Wisconsin, LLC		Delaware
Sysco EU II S.à r.l.		Luxembourg
Sysco EU III S.à r.l.		Luxembourg
Sysco EU IV S.à r.l..		Luxembourg
Sysco EU V S.à r.l.		Luxembourg
Sysco EU VI S.à r.l.		Luxembourg
Sysco Europe IHB Limited		United Kingdom
Sysco Foods Ireland Unlimited Company		Ireland
Sysco Foods NI Limited		United Kingdom
Sysco Foundation, Inc.		Texas
Sysco France Holding SAS		France
Sysco France SAS		France

Sysco GB Limited		United Kingdom
Sysco George Town II, LLC		Delaware
Sysco George Town Limited S.à r.l.		Luxembourg
Sysco Global Finance, LLC		Delaware
Sysco Global Holdings, B.V.		Netherlands
Sysco Global Service Center Costa Rica SRL		Costa Rica
Sysco Grand Cayman II Company		Cayman Islands
Sysco Grand Cayman III Company		Cayman Islands
Sysco Grand Rapids, LLC		Delaware
Sysco Guest Supply (Thailand) Limited		Thailand
Sysco Guest Supply Canada Inc.		Canada
Sysco Guest Supply Europe GmbH		Germany
Sysco Guest Supply Europe Goods Wholesalers LLC		UAE
Sysco Guest Supply Europe Limited		United Kingdom
Sysco Guest Supply, LLC		Delaware
	Guest Supply	Arkansas
	Guest Supply	District of Columbia
	Guest Supply	Illinois
	Guest Supply	Indiana
	Guest Supply	Iowa
	Guest Supply	Louisiana
	Guest Supply	Maine
	Guest Supply	South Carolina
	Guest Supply	Wisconsin
	Guest Supply – A Sysco Company	Arkansas
	Guest Supply – A Sysco Company	District of Columbia
	Guest Supply – A Sysco Company	Hawaii
	Guest Supply – A Sysco Company	Illinois
	Guest Supply – A Sysco Company	Indiana
	Guest Supply – A Sysco Company	Iowa
	Guest Supply – A Sysco Company	Louisiana
	Guest Supply – A Sysco Company	Michigan
	Guest Supply – A Sysco Company	Mississippi
	Guest Supply – A Sysco Company	Nebraska

	Guest Supply – A Sysco Company	New Jersey
	Guest Supply – A Sysco Company	North Dakota
	Guest Supply – A Sysco Company	Oklahoma
	Guest Supply – A Sysco Company	Pennsylvania
	Guest Supply – A Sysco Company	Tennessee
	Guest Supply – A Sysco Company	Texas
	Guest Supply – A Sysco Company	Washington
	Guest Supply – A Sysco Company	West Virginia
	Guest Worldwide	Arkansas
	Guest Worldwide	District of Columbia
	Guest Worldwide	Illinois
	Guest Worldwide	Indiana
	Guest Worldwide	Iowa
	Guest Worldwide	Louisiana
	Guest Worldwide	Maine
	Guest Worldwide	North Dakota
Sysco Gulf Coast, LLC		Delaware
Sysco Hampton Roads, Inc.		Delaware
Sysco Hawaii, Inc.		Delaware
	HFM	Hawaii
	HFM First in Foods	Hawaii
	HFM Morrad Foodservice	Hawaii
Sysco Holdings, LLC		Delaware
Sysco Holdings II, LLC		Delaware
Sysco Holdings III, LLC		Delaware
Sysco Holdings IV, LLC		Delaware
Sysco Holdings V, LLC		Delaware
Sysco Indianapolis, LLC		Delaware
Sysco International Food Group, Inc.		Florida
Sysco International Malta Holdings Limited		Malta
Sysco Iowa, Inc.		Delaware
Sysco Jackson, LLC		Delaware

Sysco Jacksonville, Inc.		Delaware
Sysco Kansas City, Inc.		Missouri
Sysco Knoxville, LLC		Delaware
Sysco Labs CPC (Private) Limited		Sri Lanka
Sysco Labs Europe Limited		Ireland
Sysco Labs Technologies (Private) Limited		Sri Lanka
Sysco Leasing, LLC		Delaware
Sysco Lincoln, Inc.		Nebraska
Sysco Long Island, LLC		Delaware
Sysco Los Angeles, Inc.		Delaware
Sysco Louisville, Inc.		Delaware
Sysco Memphis, LLC		Delaware
Sysco Merchandising and Supply Chain Services Canada, Inc.		Canada
	SMS Canada	Canada (Ontario)
Sysco Merchandising and Supply Chain Services, Inc.		Delaware
	Alfmark	Texas
	Alfmark	Canada (Quebec)
	Alfmark	Canada (Ontario)
	Alfmark Transportation	Texas
	Alfmark Transportation	Canada (Ontario)
	Alfmark Transportation	Canada (Quebec)
	Baugh Supply Chain	Canada (New Brunswick)
	Baugh Supply Chain Cooperative Canada	Canada (Manitoba)
	Baugh Supply Chain Cooperative Canada	Canada (Price Edward Island)
	Baugh Supply Chain Cooperative Canada	Northwest Territories
	Baugh Supply Chain Cooperative Canada	Canada (Nunavut)
	Baugh Supply Chain Cooperative Canada	Canada (Ontario)
	BSCC Canada	Canada (Manitoba)
	BSCC Canada	Canada (New Brunswick)
	BSCC Canada	Canada (Price Edward Island)
	BSCC Canada	Canada (Nunavut)
	BSCC Canada	Canada (Northwest Territories)
	BSCC Canada	Canada (Alberta)
	BSCC Canada	Canada (Ontario)
	BSCC Canada	Canada (Quebec)
	Services de Chaine D’Approvisionnement et de Marchandisage Sysco	Canada (Quebec)
	Sysco Northeast Redistribution Center	Virginia
	Transportation Alfmark	Canada (Quebec)
Sysco Metro New York, LLC		Delaware
Sysco Minnesota, Inc.		Delaware
Sysco Montana, Inc.		Delaware
Sysco Nashville, LLC		Delaware
Sysco North Dakota, Inc.		Delaware

Sysco Northern New England, Inc.		Maine
Sysco Offshore II Pte. Ltd		Singapore
Sysco Offshore Pte. Ltd.		Singapore
Sysco Philadelphia, LLC		Delaware
Sysco Pittsburgh, LLC		Delaware
Sysco Portland, Inc.		Delaware
Sysco Raleigh, LLC		Delaware
Sysco Resources Services, LLC		Delaware
	Sysco Business Services	California
	Sysco Business Services	Florida
	Sysco Business Services	Idaho
	Sysco Business Services	Illinois
	Sysco Business Services	Michigan
	Sysco Business Services	New York
	Sysco Business Services	South Dakota
	Sysco Business Services	Washington
	Sysco Business Services	West Virginia
Sysco Riverside, Inc.		Delaware
Sysco Sacramento, Inc.		Delaware
Sysco San Diego, Inc.		Delaware
Sysco San Francisco, Inc.		California
Sysco Seattle, Inc.		Delaware
Sysco Service Centre Poland Sp. Z.o.o		Poland
Sysco South Florida, Inc.		Delaware
Sysco Southeast Florida, LLC		Delaware
Sysco Spain Holdings SLU		Spain
Sysco Spokane, Inc.		Delaware
Sysco St. Louis, LLC		Delaware
Sysco Sweden II AB		Sweden
Sysco Syracuse, LLC		Delaware
	Sysco Syracuse, LLC	New York
	Sysco Syracuse, LLC	Pennsylvania
Sysco Technologies Cayman, Ltd.		Cayman Islands
Sysco Technologies, LLC		Delaware
Sysco UK Finance Limited		United Kingdom
Sysco UK Holdings Limited		United Kingdom
Sysco UK Holdings II Limited		United Kingdom
Sysco UK Holdings III Limited		United Kingdom
Sysco USA I, Inc.		Delaware
	Sysco Central Texas	Texas
	Sysco Dallas	Oklahoma
	Sysco East Texas	Oklahoma
	Sysco Idaho	Montana

	Sysco Intermountain	Montana
	Sysco Intermountain	Utah
	Sysco Houston	Texas (inc Harris)
	Sysco Las Vegas	Nevada (Clark)
	Sysco North Texas	Oklahoma
	Sysco Tampa Bay	Florida
	Sysco To Go	Texas
Sysco USA II, LLC		Delaware
	Doerle Food Service	Texas (inc Harris)
	Doerle Food Services	Arkansas
	Sysco Acadiana	Louisiana
	Sysco Acadiana	Mississippi
	Sysco Acadiana	Texas
	Ssyco Arkansas	Arkansas
	Sysco Arkansas	Missouri
	Sysco Arkansas	Oklahoma
	Sysco Oklahoma	Oklahoma
Sysco USA III, LLC		Delaware
	Sysco Allentown	Delaware (New Castle and Kent)
	Sysco Allentown	New York
	Sysco Allentown	Maryland
	Sysco Allentown	West Virginia
	Sysco Allentown	New Jersey
	Sysco Allentown	Pennsylvania
Sysco Ventura, Inc.		Delaware
Sysco Virginia, LLC		Delaware
Sysco West Coast Florida, Inc.		Delaware
Sysco Western Minnesota, Inc.		Delaware
	Appert’s Foodservice	Illinois
	Appert’s Foodservice	Iowa
	Buckhead Minnesota	Illinois
	Buckhead Minnesota	Iowa
	Buckhead Meat of Minnesota	Illinois
	Buckhead Meat of Minnesota	Iowa
SYY Panama S. de R.L.		Panama
The SYGMA Network, Inc.		Delaware
Victua		France
Walker Foods, Inc.		New York